EXHIBIT 23.1
                                                                    ------------


BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
-----------------------------------------
CERTIFIED PUBLIC ACCOUNTANTS


                                                              High Ridge Commons
                                                                Suites 400 - 403
                                                     200 Haddonfield Berlin Road
                                                             Gibbsboro, NJ 08026




Securities and Exchange Commission
Washington, DC 20549




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ladies and Gentlemen:

We hereby consent to the use in this Registration Statement on Form S-8 of our report dated March 27, 2006, relating to the financial statements of Trey Resources, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/S/ Bagell, Josephs, Levine & Company, LLC

Bagell, Josephs, Levine & Company, L.L.C.
Gibbsboro, New Jersey
September 5, 2006